Exhibit 10.9

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SERVICES AGREEMENT

SERVICES AGREEMENT (this “Agreement”), dated as of January 1, 2008, by and between Evotec AG, a company incorporated under the laws of Germany (“Evotec AG”), Evotec (UK) Ltd., a company incorporated under the laws of England (“Evotec UK” and, together with Evotec AG, “Evotec”), and CHDI Foundation, Inc., a New Jersey corporation (the “Foundation”). Evotec AG, Evotec UK and the Foundation shall hereinafter be referred to individually as a “Party” and collectively as the “Parties”.

The Foundation supports basic, applied and clinical research aimed at finding diagnoses, treatments, cures and preventions of Huntington disease.

Evotec AG has expertise in the field of assay development, reagent development, compound screening, compound profiling and in providing services related thereto.

Evotec UK has expertise in the fields of structural biology and chemical synthesis, including compound design, parallel synthesis, solution and solid phase chemistry, computational chemistry, preparation of libraries of chemical compounds and in providing services related thereto.

The Foundation desires to engage Evotec to provide certain services relating to, among other things, (a) assay development, reagent development, compound screening and compound profiling and (b) structural biology and chemical synthesis, including compound design, parallel synthesis, solution and solid phase chemistry, computational chemistry and the preparation of libraries of chemical compounds.

Evotec is willing to provide such services to the Foundation on the terms and conditions set forth herein.

In consideration of the mutual representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Definitions

1. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

(a) “ADMET Services” means the activities undertaken by Evotec under this Agreement to perform in vitro and in silico tests relating to Adsorption, Distribution, Metabolism, Excretion and Toxicology of the Compounds.

(b) “Analytical Chemistry Services” means the activities undertaken by Evotec under this Agreement to perform NMR structural elucidation (including isotope and cosy noesy), purification chiral and achiral testing (including HPLC, prep HPLC and SFC* HPLC), mass spectrometry testing (including HRMS and FT MS), microanalysis and other analytical testing and analytical method development and testing.

(c) “Assay” means an assay to detect the interaction of a Target with a Compound.

(d) “Assay Development Services” means the activities undertaken by Evotec under this Agreement to (i) to develop, validate or optimize an Assay or (ii) to adapt an Assay to the EVOscreen® Technology, the Opera™ Technology or other state-of-the-art technology.

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(e) “Assay Development Services Intellectual Property” means any Intellectual Property conceived, discovered, invented, made or first reduced to practice in the course of Evotec’s performance of the Assay Development Services that does not constitute Evotec Background Intellectual Property or Foundation Background Intellectual Property. For the avoidance of any doubt, Assay Development Services Intellectual Property shall not include any Intellectual Property that constitutes Evotec Background Intellectual Property or Foundation Background Intellectual Property.

(f) “Bankruptcy Event” means the (i) making of a general assignment for the benefit of creditors by an entity; (ii) filing of any petition by an entity or the commencement of any proceeding voluntarily by an entity for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors; (iii) consent by an entity to the entry of an order in an involuntary bankruptcy or insolvency case; (iv) entry of an order or decree for relief against an entity by a court of competent jurisdiction in an involuntary case under any bankruptcy or insolvency laws or any law relating to the relief of debtors, which order or decree is unstayed and in effect for a period of sixty (60) consecutive days; (v) appointment, with or without the consent of an entity, of any receiver, liquidator, custodian, assignee, trustee, sequestrator or other similar official of an entity or any substantial part of its property; or (vi) admission by an entity in writing of its inability to pay its debts generally as they become due.

(g) “Biology Services” means the activities undertaken by Evotec under this Agreement to provide biology services which services shall include the Assay Development Services, Profiling Services, Reagent Development Services and Screening Services.

(h) “Biology Services FTE” means an FTE that has been designated to perform Biology Services.

(i) “Biology Services Intellectual Property” means any Intellectual Property conceived, discovered, invented, made or first reduced to practice in the course of Evotec’s performance of the Biology Services that does not constitute Evotec Background Intellectual Property, Assay Development Services Intellectual Property or Foundation Background Intellectual Property. For the avoidance of any doubt, Biology Services Intellectual Property shall not include any Intellectual Property that constitutes Evotec Background Intellectual Property, Assay Development Services Intellectual Property or Foundation Background Intellectual Property.

(j) “Chemical Procurement Services” means the activities undertaken by Evotec under this Agreement to procure, receive and analyze commercially available Compounds in accordance with the specifications set forth in Appendix A or as otherwise specified by the Foundation’s Services Manager (as defined in Section 7(b) of this Agreement) and set forth in the Steering Committee (as defined in Section 7(a) of this Agreement) meeting minutes.

(k) “Chemical Synthesis Services” means the activities undertaken by Evotec under this Agreement to perform synthetic services to synthesize Compounds at the laboratory scale, including the Analytical Chemistry Services and Computational Chemistry Services in accordance with the specifications set forth in Appendix A or as otherwise specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes.

(l) “Compound” means a discrete chemical entity.

(m) “Compound Data” means, with respect to each Services Compound, the information to be provided by Evotec relating to such Services Compound as described in Appendix A or as otherwise specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes to the extent such information (i) results from Evotec’s performance of the Services and (ii) is in the possession or control of Evotec. Such Compound Data shall include (A) an MDL structure-data (sd) file and (B) analytical data (LCMS and NMR) for each Compound as set forth in Appendix A.

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(n) “Compound Purification Services” means the activities undertaken by Evotec under this Agreement to purify (i) commercially available Compounds; (ii) Compounds previously synthesized by Evotec for the Foundation; or (iii) Compounds provided to Evotec by, or at the direction of, the Foundation, in each case to the required purity as described in Appendix A or as otherwise specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes.

(o) “Compound Specifications” means, with respect to each Services Compound, the specifications relating to such Services Compound as described in Appendix A or as otherwise specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes.

(p) “Computational Chemistry Services” means the activities undertaken by Evotec under this Agreement to perform activities utilizing one or more of the following technologies: (i) physical chemical property calculations (an application of in silico models for physical chemical properties, including quantum mechanical and machine learning techniques); (ii) bioinformatics (sequence alignment, homology modeling and selectivity profiling); (iii) molecular modeling (structure based design which includes docking of vendor and in silico libraries, molecular mechanics and dynamics and scoring of virtuals hits); (iv) ligand based design (rationalization of SAR, molecular overlays, conformation analysis, and pharmacophore development and 3D searching techniques); (v) compound library design (in silico reagent/monomer optimization and selection, prioritization of compounds for synthesis); (vi) QSAR (QSAR techniques, including COMFA and COMSIA); (vii) diversity analysis and clustering techniques; and (viii) application using neural networks model classification.

(q) “Confidential Information” means (i) the terms and conditions of this Agreement and (ii) all information (A) provided by one Party (the “Disclosing Party”) to another Party (the “Receiving Party”) that is clearly identified as “Confidential” by the Disclosing Party at the time of disclosure or (B) specifically deemed to be “Confidential Information” pursuant to Section 11(c)(i) of this Agreement. If such transmittal occurs orally, the Disclosing Party will promptly reduce such transmittal to writing, mark and identify it as confidential, and provide such record to the Receiving Party. Specifically excepted from Confidential Information is all information that: (1) was previously known by the Receiving Party other than by reason of disclosure by the Disclosing Party; (2) is publicly disclosed either prior to or subsequent to the Receiving Party’s receipt of such information except by breach of this Agreement; (3) is rightfully received by the Receiving Party from a third party without an obligation of confidence to the Disclosing Party; or (4) is independently developed by the Receiving Party without use or reliance upon Confidential Information provided by the Disclosing Party.

(r) “Evotec Background Intellectual Property” means (i) all Intellectual Property (A) owned or licensed by Evotec as of the Effective Date (including the EVOscreen®Technology, the FCS+plus Technology, the Miniaturization Technology or the Opera™ Technology) or (B) acquired or licensed by Evotec from a third party (other than the Foundation) after the Effective Date; (ii) all Intellectual Property conceived, discovered, invented, made or first reduced to practice by, or on behalf of, Evotec on or after the Effective Date other than in the course of Evotec’s performance of the Services; and (iii) all improvements, variations, modifications or enhancements of the Intellectual Property described in (i) and (ii) above conceived, discovered, invented, made or first reduced to practice by, or on behalf of, Evotec after the Effective Date that does not constitute Foundation Background Intellectual Property (including any such improvements, variations, modifications or enhancements conceived, discovered, invented, made or first reduced to practice by, or on behalf of, Evotec in the course of Evotec’s performance of the Services). For the avoidance of any doubt, Evotec Background Intellectual Property shall include (1) any Intellectual Property described in (i), (ii) or (iii) above that is employed by Evotec in the course of Evotec’s performance of the Services and (2) any Intellectual Property in respect of the Evotec Compounds.

(s) “Evotec Compounds” means the Compounds that constitute the Evotec Libraries.

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(t) “Evotec Customer” means those third parties to whom Evotec provides services in the ordinary course of its business.

(u) “Evotec Libraries” means the screening libraries of Compounds maintained by Evotec.

(v) “Evotec Medicinal Chemistry Intellectual Property” means any Intellectual Property conceived, discovered, invented, made or first reduced to practice in the course of Evotec’s performance of the Medicinal Chemistry Services that (i) is employed by Evotec in the course of Evotec’s performance of the Medicinal Chemistry Services, including chemical synthesis tools, chemical design tools, structural biology tools, analytical tools, automation tools, software, computational chemistry tools (including modelling tools, and virtual libraries) and purification tools and (ii) is not necessary or useful for the synthesis, manufacture, distribution or sale of any Services Compound.

(w) “Evotec Provided Materials” means the physical samples of Compounds, raw materials, reagents, cell lines and other materials and supplies acquired by Evotec from a third party to enable Evotec to perform the Services.

(x) “Evotec Provided Reimbursable Materials” means those physical samples of unique or exceptionally high-cost Evotec Provided Materials which are specified in the applicable Steering Committee meeting minutes as Evotec Provided Materials for which the Foundation is required, subject to Section 5(a) and Section 8(c)(i) of this Agreement, to reimburse Evotec.

(y) “EVOscreen® Technology” means the high throughput screening technology as described in Part 1 of Appendix B.

(z) “FCS+plus Technology” means the fluorescence spectroscopy technology as described in Part 2 of Appendix B.

(aa) “Foundation Background Intellectual Property” means (i) all Intellectual Property (including Intellectual Property relating to any Foundation Provided Materials) (A) owned or licensed by the Foundation as of the Effective Date or (B) acquired or licensed by the Foundation from a third party (other than Evotec) after the Effective Date; (ii) all Intellectual Property conceived, discovered, invented, made or first reduced to practice by, or on behalf of, the Foundation after the Effective Date (other than in the course of Evotec’s performance of the Services); and (iii) all improvements, variations, modifications or enhancements of the Intellectual Property described in (i) and (ii) above conceived, discovered, invented, made or first reduced to practice by, or on behalf of, the Foundation after the Effective Date (including any such improvements, variations, modifications or enhancements conceived, discovered, invented, made or first reduced to practice by, or on behalf of, Evotec in the course of Evotec’s performance of the Services).

(bb) “Foundation Collaborators” means those third parties to whom the Foundation grants the right to use all or part of the Assay Development Services Intellectual Property, Services Deliverables, Services Intellectual Property or Services Results for HD Research and Development, including any entity collaborating with the Foundation in the conduct of HD Research and Development and/or fee for service laboratories providing services to the Foundation in the furtherance of the Foundation’s conduct of HD Research and Development.

(cc) “Foundation Provided Compounds” means the physical sample of each Compound (including Services Compounds) provided to Evotec by, or on behalf of, the Foundation to enable Evotec to perform the Services (any such Compounds to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(dd) “Foundation Provided Compound Information” means all information relating to a Foundation Provided Compound provided to Evotec by, or on behalf of, the Foundation to enable Evotec to perform the

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Services (any such information to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(ee) “Foundation Provided Materials” means the physical samples of cell lines, Foundation Provided Compounds, reagents and other materials (e.g. Target proteins) provided to Evotec by, or on behalf of, the Foundation to enable Evotec to perform the Services (any such items to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(ff) “Foundation Provided Material Information” means all information relating to a Foundation Provided Material that is provided to Evotec by, or on behalf of, the Foundation (any such information to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(gg) “Foundation Provided Methods and Processes” means any methods or processes provided to Evotec provided to Evotec by, or on behalf of, the Foundation to enable Evotec to perform the Services (any such method or process to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(hh) “Foundation Provided Services Information” means all information provided to Evotec by, or on behalf of, the Foundation to enable Evotec to perform the Services (any such information to be specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes).

(ii) “FTE” means the equivalent of a full-time scientist employed by Evotec working an aggregate of two hundred twenty (220) days per annum.

(jj) “HD Research and Development” means any activity useful for the creation, development, manufacture or distribution of a product or service for the diagnosis, treatment, cure or prevention of Huntington disease other than (i) the manufacture or distribution of any such product or service for sale or (ii) the sale of any such product or service. For the avoidance of doubt, HD Research and Development shall not include any right to (A) manufacture or distribute any such product or service for sale or (B) sell any such product or service.

(kk) “Hit” means an Evotec Compound or a Foundation Provided Compound (including a Services Compound) identified during the performance of the Screening Services as interacting with a Target in accordance with the activity criteria specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes that is further confirmed as being active through the performance of the Profiling Services.

(ll) “Intellectual Property” means any discovery, invention, formulation, know-how, method, technological development, enhancement, modification, improvement, work of authorship, computer software (including, but not limited to, source code and executable code) and documentation thereof, data or collection of data, whether patentable or not, or susceptible to copyright or any other form of legal protection.

(mm) “Medicinal Chemistry Services” means the activities undertaken by Evotec under this Agreement to provide medicinal chemistry services which services shall include the ADMET Services, Analytical Chemistry Services, Chemical Synthesis Services, Chemical Procurement Services, Compound Purification Services, Computational Chemistry Services and Structural Biology Services.

(nn) “Medicinal Chemistry Services FTE” means an FTE that has been designated to perform Medicinal Chemistry Services.

(oo) “Medicinal Chemistry Services Intellectual Property” means any Intellectual Property conceived, discovered, invented, made or first reduced to practice in the course of Evotec’s performance of the

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Medicinal Chemistry Services that does not constitute Evotec Background Intellectual Property, Evotec Medicinal Chemistry Intellectual Property or Foundation Background Intellectual Property.

(pp) “Miniaturisation Technology” means the assay miniaturisation technology as described in Part 3 of Appendix B.

(qq) “Opera™ Technology” means the imaging technology as described in Part 4 of Appendix B.

(rr) “Profiling Services” means the activities undertaken by Evotec under this Agreement to characterize Evotec Compounds and/or Foundation Provided Compounds (including Services Compounds) that interact with a Target (including selectivity testing and concentration response testing).

(ss) “Project” means each specific program of Services to be performed by Evotec.

(tt) “Reagent Development Services” means the activities undertaken by Evotec under this Agreement to develop reagents (including labeling, cloning, recombinant cell and protein production (such as protein expression and purification of Target material).

(uu) “Screening Services” means the activities undertaken by Evotec under this Agreement to identify whether Evotec Compounds and/or Foundation Provided Compounds (including Services Compounds) interact with the Target. Screening Services under this Agreement shall be limited to screens for up to a total of ten thousand (10,000) Evotec Compounds and/or Foundation Provided Compounds per screen.

(vv) “Services” means the Biology Services together with the Medicinal Chemistry Services.

(ww) “Services Agreements” means this Agreement together with all other agreements entered into between Evotec and/or its affiliates and the Foundation.

(xx) “Services Compounds” means any Compound (other than an Evotec Compound) (i) physically procured, synthesized, tested or purified at the laboratory scale, as the case may be, by Evotec under this Agreement and delivered to the Foundation or (ii) provided to Evotec by, or at the direction of, the Foundation for purposes of Evotec providing the Services. The Parties hereby agree that any Compound which is derived computationally but is not physically synthesized in the course of Evotec’s performance of the Services shall not constitute a Services Compound.

(yy) “Services Deliverable” means (i) the Services Results; (ii) each Project Report (as defined in Section 7(e) of this Agreement); and (iii) any other products or items specified by the Foundation Services Manager, mutually agreed in the Steering Committee meetings and set forth in the applicable Steering Committee minutes which are made or produced in the performance of the Services; provided, however, Services Deliverables shall not include any product or item that constitute Evotec Background Intellectual Property or Evotec Medicinal Chemistry Intellectual Property. For the avoidance of doubt, Services Deliverables shall not include any products or items that constitute Evotec Background Intellectual Property or Evotec Medicinal Chemistry Intellectual Property.

(zz) “Services FTE” means the Biology Services FTEs and the Medicinal Chemistry Services FTEs.

(aaa) “Services Intellectual Property” means the Biology Services Intellectual Property together with the Medicinal Chemistry Services Intellectual Property.

(bbb) “Services Results” means all data, formulae, information, materials, methods, outcomes, protocols, specimens, or other results or work product (regardless of how documented or recorded) developed, made or produced in the course of Evotec’s performance of the Services including Services Compounds, Compound Data and Compound Specifications related to any Services Compound and Structures developed, made or produced by Evotec in the course of Evotec’s performance of the Services.

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For the avoidance of any doubt, Services Results shall not include any Assay Development Services Intellectual Property, Evotec Background Intellectual Property, Evotec Medicinal Chemistry Intellectual Property or Foundation Background Intellectual Property. The Parties hereby agree that any Compound which is derived computationally but is not physically synthesized in the course of Evotec’s performance of the Services shall not constitute Services Results.

(ccc) “Structural Biology Services” means the activities undertaken by Evotec under this Agreement to elucidate Structures which activities may include one or more of the following: (i) protein engineering; (ii) protein production (including protein construct design, molecular biology, protein expression in bacteria, insect and mammalian cell lines); (iii) protein purification; (iv) protein characterization (including Western blot, SDS PAGE and mass spectroscopy); (v) protein ligand binding analysis (including thermal shift of protein melting point, CD, NMR and ITC); (vi) protein crystallization (including apo protein and protein complexes); (vii) protein crystal mounting; (viii) protein crystal diffraction data analysis (in-house data collection and management of synchrotron data collection); and (ix) protein structure elucidation and refinement.

(ddd) “Structure” means the three dimensional structure of crystallized proteins or complexes of proteins and Compounds as characterized preferably by X-ray diffraction studies.

(eee) “Specialized Third Party Licenses and Services” means, with respect to each Project, those (i) specialized third party licenses which are necessary for Evotec to possess and use a unique technology, methodology, process, reagent, cell line, compound or other material to perform the Services as agreed upon by the Steering Committee (any such agreement to be set forth in the applicable Steering Committee meeting minutes) or (ii) specialized services to be performed by a third party which are necessary to enable Evotec to perform the Services as agreed upon by the Steering Committee (any such agreement to be set forth in the applicable Steering Committee meeting minutes).

(fff) “Target” means a biological target specified by the Foundation’s Services Manager and set forth in the applicable Steering Committee meeting minutes to be used in the performance of the Services.

(ggg) “Term” means the period specified in Section 14(a) of this Agreement.

Services

2. Number of Services FTEs; Designation of the Services FTEs; Initial Designation of the Foundation Designated Services FTEs; Re-Designation of the Foundation Designated Services FTEs; Increases in the Number of Services FTEs; Reductions in the Number of Services FTEs; Replacement of Services FTEs.

(a) Number of Services FTEs; Designation of the Services FTEs; Initial Designation of the Foundation Designated Services FTEs; Re-Designation of the Foundation Designated Services FTEs.

(i) Number of Services FTEs. During the Term, Evotec shall provide forty eight (48) Services FTEs to perform the Services.

(ii) Designation of the Services FTEs. The Parties hereby agree that (A) nine and one-half (9.5) of the Services FTEs shall be designated as Biology Services FTEs on a permanent basis (the “Permanent Biology Services FTEs”); (B) twenty-three and one-half (23.5) of the Services FTEs shall be designated as Medicinal Chemistry Services FTEs on a permanent basis (the “Permanent Medicinal Chemistry Services FTEs”); and (C) fifteen (15) of the Services FTEs shall from time to time, upon the request and at the direction of the Foundation, be designated as either Biology Services FTEs or Medicinal Chemistry Services FTEs (the “Foundation Designated Services FTEs”).

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(iii) Initial Designation of the Foundation Designated Services FTEs; Re-Designation of the Foundation Designated Services FTEs. As of the Effective Date, eight (8) of the Foundation Designated Services FTEs shall be designated as Biology Services FTEs and seven (7) of the Foundation Designated Services FTEs shall be designated as Medicinal Chemistry Services FTEs. The Parties hereby agree that, at any time and from time to time after the Effective Date, the Foundation Services Manager shall have the right to re-designate each Foundation Designated Services FTE as either a Biology Services FTEs or Medicinal Chemistry Services FTEs by providing written (including via email) notice to the Evotec Services Manager specifying the number of Foundation Designated Services FTE to be designated as Biology Services FTEs and Medicinal Chemistry Services FTEs. Upon the receipt of any such request, Evotec hereby agrees to re-designate the Foundation Designated Services FTE as directed in such notice as soon as reasonably possible but in any event within twenty (20) business days of the receipt of such notice.

(b) Increases in the Number of Services FTEs. The number of Services FTEs may only be increased upon (A) the submission by the Steering Committee to each of Evotec and the Foundation of a recommendation to increase the number of Services FTEs (which recommendation shall specify the type of Services FTE (e.g. Permanent Biology Services FTEs, Permanent Medicinal Chemistry Services FTEs or Foundation Designated Services FTE) to be increased) and (B) the execution by an authorized signatory of each of Evotec and the Foundation of a written amendment to this Agreement adopting the recommendation of the Steering Committee to increase the number of Services FTEs. The Parties hereby agree that any increase in the number of Services FTEs (1) shall not occur until a date that is after the date upon which both Evotec and the Foundation have agreed in writing to increase the number of Services FTEs and (2) shall occur within a period of time as agreed upon by the Steering Committee.

(c) Reductions in the Number of Services FTEs.

(i) Services FTE Reduction Notices. If the Foundation desires to reduce the number of Services FTEs, the Foundation shall, during each 30-day rolling period, have the right to reduce the number of Services FTEs by providing written notice (each, a “Services FTE Reduction Notice”) to Evotec to such effect; provided, however, the Foundation shall only have the right to deliver one Services FTE Reduction Notice during any such 30-day rolling period. Each Services FTE Reduction Notice shall specify the number and type of Services FTEs (e.g. Permanent Biology Services FTEs, Permanent Medicinal Chemistry Services FTEs or Foundation Designated Services FTE) to be reduced. The Foundation hereby acknowledges that (A) a reduction in the number of Services FTEs by the Foundation in accordance with this Section 2(c) may affect the time frames for the delivery of the Services Deliverables and Services Results to be delivered by Evotec and (B) the Monthly Services Payment (as defined in Section 8(d)(i) of this Agreement) in respect of any Services FTE reduced in accordance with this Section 2(c) shall be due until the date on which such Services FTE is reduced for all purposes of this Agreement.

(ii) Reduction in the Number of Services FTEs to Twenty (20) Services FTEs. If the number of Services FTEs on the date the Foundation delivers a Services FTE Reduction Notice to Evotec (such number to be determined using only those Services FTEs that are not the subject of a previously delivered Services FTEs Reduction Notice) is greater than twenty (20), the timing with respect to the reduction of the number Services FTEs shall be as provided in (A) and (B) below:

(A) If the number of Services FTEs specified in the Services FTE Reduction Notice is less than or equal to five (5), the number of Services FTEs shall be reduced by the number specified in the Services FTE Reduction Notice on the date that is thirty (30) days following the date such Services FTE Reduction Notice is received by Evotec.

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(B) If the number of Services FTEs specified in the Services FTE Reduction Notice is greater than five (5), the number of Services FTEs shall be reduced by the number specified in the Services FTE Reduction Notice as follows: (1) the number of Services FTEs shall be reduced by five (5) on the date that is thirty (30) days following the date such Services FTE Reduction Notice is received by Evotec and (2) the number of Services FTEs shall be reduced by a number equal to the number specified in the Services FTE Reduction Notice minus five (5) on the date that is ninety (90) days following the date such Services FTE Reduction Notice is received by Evotec.

(iii) Reduction in the Number of Services FTEs below Twenty (20) Services FTEs. If the number of Services FTEs on the date the Foundation delivers a Services FTE Reduction Notice to Evotec (such number to be determined using only those Services FTEs that are not the subject of a previously delivered Services FTEs Reduction Notice) is less than or equal twenty (20), (A) the number of Services FTEs specified in the Services FTE Reduction Notice may not exceed a number (such number to be rounded to the nearest whole number greater than zero) that is ten percent (10%) of the then current number of Services FTEs (excluding any Services FTEs subject to a previously delivered Services FTE Reduction Notice) and (B) the number of Services FTEs shall be reduced for all purposes of this Agreement by the number specified in the Services FTE Reduction Notice on the date that is thirty (30) days following the date such Services FTE Reduction Notice is received by Evotec.

(d) Replacement of Services FTEs. Upon the written request of the Foundation, Evotec shall, in a reasonable period of time following such request, replace any Services FTE performing the Services identified by the Foundation.

3. Performance of the Services; Utilization of the Services FTEs; Limited Right to Subcontract Services; Notices Related to the Procurement of Compounds Subject to the Performance of the Chemical Procurement Services; Reimbursement for Compounds Procured by Evotec During the Performance of the Chemical Procurement Services.

(a) Performance of the Services; Utilization of the Services FTEs; Limited Right to Subcontract Services.

(i) Performance of the Services. Evotec hereby agrees to (A) perform the Services in accordance with this Agreement as requested by the Foundation’s Services Manager in respect of each Project (including completing the activities agreed upon by the Steering Committee in respect of each Project within the estimated time frames agreed upon by the Steering Committee for such Project); (B) provide the number of Services FTEs required by this Agreement to perform the Services in accordance with this Agreement and as agreed upon by the Steering Committee; and (C) devote such other resources (including all necessary physical space and facilities, equipment, tools, materials and supplies) and effort as is necessary to perform the Services in accordance with this Agreement and as agreed upon by the Steering Committee. Evotec hereby further agrees that all Services FTEs shall be supported by staff with expertise in biology, medicinal and synthetic organic chemistry, molecular modelling, computational chemistry, purification, analysis, polymer chemistry, automation science, data management, project management and other areas as may be necessary for Evotec’s performance of the Services and its other obligations under this Agreement. Notwithstanding the foregoing, Evotec shall not be obligated to perform Services requested by the Foundation’s Services Manager to the extent that Evotec (1) does not have the technical capabilities, equipment and/or third party Intellectual Property rights to perform such requested Services and (2) is not performing such requested Services on its own behalf or on behalf of any third party. In the event Evotec declines to provide a Service requested by the Foundation’s Services Manager for the reason set forth in the preceding sentence, Evotec shall, promptly following the request for such Service by the Foundation’s Services Manager, deliver a

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written notice to the Foundation setting forth a description of the Service that it is unable to provide together with detailed information relating to the technical capabilities, equipment and/or third party Intellectual Property Rights that Evotec lacks to perform such requested Services.

(ii) Utilization of the Services FTEs. Evotec hereby agrees that (A) each Services FTE (or fractional unit thereof) shall devote one-hundred percent (100%) of his or her effort to performing the Services; (B) no Services FTE (or fractional unit thereof) shall, unless expressly permitted pursuant to Section 8(b)(ii) of this Agreement, perform the Compound Purification Services; and (C) no Services FTE (or fractional unit thereof) shall provide services of any type or nature to Evotec or any third party (other than the Foundation).

(iii) Limited Right to Subcontract Services. With respect to the performance of the Services, the Parties hereby acknowledge and agree that Evotec may sub-contract those activities which are (A) agreed upon by the Steering Committee and (B) set forth in the applicable Steering Committee meeting minutes to a third party agreed upon by the Steering Committee and identified in the applicable Steering Committee meeting minutes (each such third party hereinafter referred to as a “Subcontractor”). Evotec hereby agrees that (A) each Subcontractor shall agree in writing to conduct such activities in accordance with, and subject to, terms and conditions equivalent to those of this Agreement and (B) Evotec shall cause each Subcontractor to conduct such activities in accordance with, and subject to, terms and conditions equivalent to those of this Agreement. Evotec hereby further agrees that Evotec shall be solely responsible and liable for the activities conducted by each Subcontractor as if such activities were conducted by Evotec.

(b) Notices Related to the Procurement of Compounds Subject to the Performance of the Chemical Procurement Services; Reimbursement for Compounds Procured by Evotec During the Performance of the Chemical Procurement Services. Evotec shall not, without the prior written consent of the Steering Committee, procure any Compound to be procured by Evotec during the course of the performance by Evotec of the Chemical Procurement Services under this Agreement if the cost to procure such Compound from a third party is greater than 110% of the estimated cost to procure such Compound as agreed upon by the Steering Committee and set forth in the applicable Steering Committee meeting minutes. Subject to the foregoing, the Foundation shall, in accordance with this Section 3(a) and Section 8(c)(i) of this Agreement, reimburse Evotec for the actual costs incurred by Evotec to procure any Compound procured by Evotec during the course of the performance by Evotec of the Chemical Procurement Services under this Agreement.

4. Obligation to Provide Foundation Provided Materials and Foundation Provided Material Information; Use and Ownership of Foundation Provided Material Information and Foundation Provided Materials; Retention of Foundation Provided Materials; Use and Ownership of Foundation Provided Methods and Processes and Foundation Provided Services Information.

(a) Obligation to Provide Foundation Provided Materials and Foundation Provided Material Information; Use and Ownership of Foundation Provided Material Information and Foundation Provided Materials; Retention of Foundation Provided Materials.

(i) Obligation to Provide Foundation Provided Materials and Foundation Provided Material Information. The Foundation shall be responsible for all aspects of acquiring and providing to Evotec sufficient amounts of the Foundation Provided Materials together with the Foundation Provided Material Information. The Foundation hereby represents and warrants that the Foundation shall have the right to transfer, or cause to be transferred, to Evotec for the purposes of performing the Services all such Foundation Provided Materials and Foundation Provided Material Information. The Foundation hereby further represents and warrants that all such Foundation Provided Materials and Foundation

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Provided Material Information provided to Evotec by, or at the direction of, the Foundation will be provided to Evotec in compliance with all applicable federal, state, local and international laws, rules, regulations, orders and guidelines.

(ii) Use and Ownership of Foundation Provided Material Information and Foundation Provided Materials. Evotec hereby agrees that the Foundation Provided Material Information and the Foundation Provided Materials (A) shall be used by Evotec for the sole purpose of performing the Services under this Agreement and for no other purpose and (B) shall not, without the written consent of the Foundation, be transferred to any third party (other than to Subcontractors specified in Section 3(a)(iii) of this Agreement to conduct the Services). Except to the extent required to enable Evotec to perform the Services, Evotec hereby further agrees that it will not, directly or indirectly, reverse engineer, deconstruct or in any way analyze or determine the identity, structure or composition of any Foundation Provided Materials or the properties thereof (chemical, biochemical, physical, biological or other). Evotec hereby acknowledges and further agrees that (1) as between Evotec and the Foundation, the Foundation owns the Foundation Provided Materials and Foundation Provided Material Information and (2) Evotec shall have no ownership or other interest in any Foundation Provided Materials or Foundation Provided Material Information.

(iii) Retention of Foundation Provided Materials. Except with respect to Foundation Provided Materials which are to be stored by Evotec for longer periods pursuant to the terms and conditions of other Services Agreements, Evotec shall retain all unused Foundation Provided Materials for a period (each, a “Foundation Provided Materials Retention Period”) of one hundred and eighty (180) days following the completion of the Services for which such Foundation Provided Materials were provided. During each Foundation Provided Materials Retention Period, Evotec shall, at the Foundation’s request and expense, ship all or part of the unused Foundation Provided Materials subject to such Foundation Provided Materials Retention Period to the Foundation or to such third party as the Foundation shall direct in writing. Upon the expiration of such Foundation Provided Materials Retention Period, Evotec shall subject to providing the Foundation with thirty (30) days prior written notice, appropriately discard or destroy all such unused Foundation Provided Materials. The Foundation hereby acknowledges and agrees that in the event that a Foundation Provided Material is provided to Evotec on behalf of the Foundation under separate agreement between a third party and Evotec, such agreement may require the return of such Foundation Provided Materials to such third party.

(b) Use and Ownership of Foundation Provided Methods and Processes and Foundation Provided Services Information. To the knowledge of the Foundation (after due inquiry and investigation), the Foundation has the right to transfer and deliver, or cause to be transferred and delivered, to Evotec for use in the performance of the Services all Foundation Provided Methods and Processes and Foundation Provided Services Information. Evotec hereby agrees that the Foundation Provided Methods and Processes and Foundation Provided Services Information (i) shall be used by Evotec for the sole purpose of performing the Services and for no other purpose and (ii) shall not, without the written consent of the Foundation, be transferred to any third party (other than to Subcontractors specified in Section 3(a)(iii) of this Agreement to conduct the Services). Evotec hereby acknowledges and further agrees that (A) as between Evotec and the Foundation, the Foundation owns the Foundation Provided Methods and Processes and Foundation Provided Services Information and (B) Evotec shall have no ownership or other interest in any Foundation Provided Methods and Processes or Foundation Provided Services Information.

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5. Reimbursement for Evotec Provided Reimbursable Materials; Use and Ownership of Evotec Provided Reimbursable Materials; Retention of Evotec Provided Reimbursable Materials.

(a) Reimbursement for Evotec Provided Reimbursable Materials. Evotec hereby acknowledges and agrees that no Evotec Provided Material shall be deemed an Evotec Provided Reimbursable Material unless (i) the designation of such Evotec Provided Material as an Evotec Provided Reimbursable Material was agreed upon by the Steering Committee and (ii) such designation (together with the estimated cost to procure such Evotec Provided Material) is set forth in the applicable Steering Committee meeting minutes. Evotec hereby agrees that it shall not, without the prior consent of the Steering Committee (which consent shall be set forth in the applicable Steering Committee meeting minutes), procure any Evotec Provided Reimbursable Material if the actual cost to procure any such Evotec Provided Reimbursable Material is more than 110% of the estimated cost of such Evotec Provided Reimbursable Material as set forth in the applicable Steering Committee meeting minutes. Subject to the foregoing, the Foundation shall, in accordance with this Section 5(a) and Section 8(c)(ii) of this Agreement, reimburse Evotec for the actual costs incurred by Evotec to procure any Evotec Provided Reimbursable Materials.

(b) Use and Ownership of Evotec Provided Reimbursable Materials; Retention of Evotec Provided Reimbursable Materials. Evotec hereby agrees that the Evotec Provided Reimbursable Materials (i) shall be used by Evotec for the sole purpose of performing the Services and for no other purpose and (B) shall not, without the written consent of the Foundation, be transferred to any third party. Evotec hereby acknowledges and further agrees that (1) as between Evotec and the Foundation, the Foundation owns the Evotec Provided Reimbursable Materials and (2) Evotec shall have no ownership or other interest in any Evotec Provided Reimbursable Materials. Evotec shall retain all unused Evotec Provided Reimbursable Materials for a period (each, an “Evotec Provided Reimbursable Materials Retention Period”) of one hundred and eighty (180) days following the completion of the activities under this Agreement for which such Evotec Provided Reimbursable Materials were provided. During each Evotec Provided Reimbursable Materials Retention Period, Evotec shall, at the Foundation’s request and expense, ship all or part of the unused Evotec Provided Reimbursable Materials subject to such Evotec Provided Reimbursable Materials Retention Period to the Foundation or to such third party as the Foundation shall direct in writing. Upon the expiration of such Evotec Provided Reimbursable Materials Retention Period, Evotec shall appropriately discard or destroy all such unused Evotec Provided Reimbursable Materials.

6. Reimbursement for Specialized Third Party Licenses and Services; Reimbursement for Synchrotron Data Collection.

(a) Reimbursement for Specialized Third Party Licenses and Services. The Foundation shall, in accordance with this Section 6(a) and Section 8(c)(iii) of this Agreement, reimburse Evotec for the actual costs incurred by Evotec to license or procure any Specialized Third Party Licenses and Services (including any associated royalty costs paid by Evotec to any licensor for the agreed use of such license which are based upon Evotec’s revenues generated from the use of such license); provided, that, (i) the Steering Committee has agreed to Evotec licensing or procuring such Specialized Third Party Licenses and Services (any such agreement to be set forth in the applicable Steering Committee meeting minutes) and (ii) the terms and conditions (including cost) upon which such Specialized Third Party Licenses and Services are to be licensed or procured have been approved in writing by the Foundation.

(b) Reimbursement for Synchrotron Data Collection. The Foundation shall, in accordance with this Section 6(b) and Section 8(c)(iv) of this Agreement, reimburse Evotec for the actual costs incurred by Evotec to for data collection related to the performance of Structural Biology Services requiring synchrotron data collection; provided, that, the Steering Committee has agreed to Evotec conducting such synchrotron data collection activities (any such agreement to be set forth in the applicable Steering Committee meeting minutes).

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Services/Project Management

7. Establishment of the Steering Committee; Responsibilities of the Steering Committee; Operating Procedures of the Steering Committee; Decision by Steering Committee; Steering Committee Minutes; Appointment of the Services Managers; Responsibilities of the Services Managers; Appointment of the Project Managers; Responsibilities of the Project Managers; Limited Authority of the Steering Committees, Services Managers and Project Managers; Project Reports; Recordkeeping.

(a) Establishment of the Steering Committee; Responsibilities of the Steering Committee; Operating Procedures of the Steering Committee; Decision by Steering Committee; Steering Committee Minutes.

(i) Establishment of the Steering Committee. The Parties hereby agree to establish within a reasonable period of time following the date hereof a committee to oversee the performance of the Services (the “Steering Committee”). The Steering Committee shall be comprised of four (4) members, two (2) of which members shall be designated by each Party (one of which shall be each Party’s Biology Services Manager and one of which shall be each Parties Medicinal Chemistry Services Manager (as defined in Section 7(b)(i) of this Agreement). Each Party may request the attendance of other non-voting personnel to the Steering Committee meetings.

(ii) Responsibilities of the Steering Committee. The Steering Committee shall, among other things, (A) develop and define the description and scope of each Project (including setting forth the number of Services FTEs to be designated to complete each such Project and the estimated timeframe to complete each such Project); (B) approve the number of Services FTEs to be designated to complete each such Project and the estimated timeframe to complete each such Project; (C) for each Project, approve the initial costs (and subsequent changes requested by the Project Managers) related to (1) Evotec Provided Reimbursable Materials, (2) Specialized Third Party Licenses and Services and (3) data collection related to the performance of Structural Biology Services requiring synchrotron data collection required for such Project in respect of each such Project; (D) oversee the coordination, implementation and performance of the Services in respect of the Projects; (E) review the status and progress of the Projects; (F) determine if changes are needed to the number of Services FTEs under this Agreement and submit any such changes to the Parties for consideration and approval; (G) review and discuss the Services Deliverables, Services Results and such other matters related to this Agreement and the Services as requested by either of the Parties; and (H) facilitate on-going communications between the Parties.

(iii) Operating Procedures of the Steering Committee; Decision by Steering Committee; Steering Committee Minutes. The Steering Committee shall establish its own internal operating procedures and meeting schedule (such meetings to be held in person or by video or telephone conference as mutually agreed upon by the representatives comprising such Steering Committee); provided, however, such Steering Committee shall meet(A) at least once every month and (B) on a face-to-face basis at least once every quarter. Any matter which requires a decision by, or the approval of, the Steering Committee under this Agreement shall require the affirmative consent of each representative of the Steering Committee. At each meeting of the Steering Committee, one (1) representative shall be appointed to record and, within a period of two (2) weeks after each such meeting, distribute the minutes of such meeting to the Services Managers for approval (the approval of the content of each such meeting minutes to be evidenced by the initialing of such meeting minutes by each Services Manager).

(b) Appointment of the Services Managers; Responsibilities of the Services Managers.

(i) Appointment of the Services Managers. Promptly following the execution of this Agreement, each Party shall appoint (A) a services manager (the “Biology Services Manager”) to oversee the day-to-day coordination, implementation and performance of the Biology Services and (B) a services

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manager (the “Medicinal Chemistry Services Manager” and, together with the Biology Services Manager, the “Services Managers”) to oversee the day-to-day coordination, implementation and performance of the Medicinal Chemistry Services. The Services Managers shall meet (by video or telephone conference) on at least a bi-weekly basis. Evotec hereby agrees that each Services Manager appointed by Evotec shall be subject to the consent of the Foundation (such consent not to be unreasonably withheld). Upon the reasonable written request of the Foundation, Evotec shall, in a reasonable period of time following such request, replace any Services Manager designated by Evotec (any such designated replacement to be subject to the consent of the Foundation (such consent not to be unreasonably withheld)).

(ii) Responsibilities of the Services Managers. The Services Managers shall, among other things, (A) develop and define (but not approve) the description and scope of each Project (including setting forth the number of Services FTEs to be designated to complete each such Project, the estimated timeframe to complete each such Project, the Foundation Provided Compounds, Foundation Provided Materials, Foundation Provided Methods and Processes and Foundation Provided Services Information for each such Project; (B) oversee the coordination, implementation and performance of the Services in respect of the Projects; (C) review the status and progress of the Projects; (D) review and discuss the Services Deliverables, Services Results and such other matters related to this Agreement and the Services as requested by either of the Parties; and (E) facilitate on-going communications between the Parties.

(c) Appointment of the Project Managers; Responsibilities of the Project Managers.

(i) Appointment of the Project Managers. Promptly following the execution of this Agreement and from time to time thereafter as additional Projects are initiated, each Party shall appoint a project manager (each, a “Project Manager”) to oversee the day-to-day coordination, implementation and performance of the Services in respect of each Project. The Project Managers on each Project shall meet (by video or telephone conference) on at least a bi-weekly basis. Evotec hereby agrees that each Project Manager appointed by Evotec shall be subject to the consent of the Foundation (such consent not to be unreasonably withheld). Upon the reasonable written request of the Foundation, Evotec shall, in a reasonable period of time following such request, replace any Project Manager designated by Evotec (any such designated replacement to be subject to the consent of the Foundation (such consent not to be unreasonably withheld)).

(ii) Responsibilities of the Project Managers. The Project Managers shall, among other things, with respect to each Project for which they are responsible (A) oversee the day-to-day coordination, implementation and performance of the Services in respect of each such Project; (B) review the status and progress of each such Project; (C) determine if changes are needed to the scientific aspects of each such Project and implement any such changes as directed by the Foundation’s Services Manager; (D) determine if changes are needed to the non-scientific aspects of each such Project (including the number of Services FTE assigned to each such Project as well as costs related to (1) Evotec Provided Reimbursable Materials, (2) Specialized Third Party Licenses and Services and (3) data collection related to the performance of Structural Biology Services requiring synchrotron data collection required for such Project) and submit any such changes to the Services Managers and/or Steering Committee for consideration and approval as specified under this Agreement; (E) implement any non-scientific changes to a Project which have been approved by the Services Managers and/or Steering Committee as specified under this Agreement; (F) review and discuss the Services Deliverables and Services Results related to each such Project and such other matters related to this Agreement and each such Project as requested by either of the Project Managers or Services Managers; and (G) facilitate on-going communications between the Parties. With respect to each Project for which an Evotec Project Manager is responsible, the Evotec Project Manager shall promptly inform the

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Foundation’s Project Manager of any matter that materially affects the progress of the performance of the Services in respect of each such Project (including the ability to complete each such Project within the estimated time frame for the completion of each such Project as well as any other matter related to each such Project as reasonably requested by the Foundation’s Project Manager.

(d) Limited Authority of the Steering Committee, Services Managers and Project Managers. For the avoidance of any doubt, the Parties hereby acknowledge and agree that neither the Steering Committees, the Services Managers nor the Project Managers shall have the power or authority to (i) increase the number of Services FTEs under this Agreement; (ii) waive any right or obligation of a Party under this Agreement; or (iii) amend this Agreement. The Parties hereby further acknowledge and agree that each of the matters described in (i), (ii) and (iii) above may only be effectuated by the written agreement of the Parties signed by an authorized representative of each of the Parties (with respect to the Foundation, such authorized representative to be an individual other than the members of the Steering Committee designated by the Foundation, the Foundation’s Services Managers and the Foundation’s Project Managers).

(e) Project Reports. Evotec shall, with respect to each Project, deliver (i) interim project reports (each, an “Interim Project Report”) (A) to the Foundation’s Project Manager responsible for such Project on a bi-weekly basis (each such bi-weekly Interim Project Report to be delivered at least one (1) business day prior to the Project Managers’ regularly scheduled bi-weekly meeting) and (B) to the Steering Committee on a monthly basis (each such monthly Interim Project Report to be delivered at least five (5) business days prior to the Steering Committee’s regularly scheduled meeting for such month) and (ii) final project reports (the “Final Project Reports” and, together with the Interim Project Reports, the “Project Reports”) to the Steering Committee promptly following the completion or cancellation of each Project. The Project Report for each Project shall provide (1) a summary of the status and progress of such Project (including the status of the completion time frame of such Project as compared to the estimated time frame specified for such Project), (2) material developments and issues in respect of each Project and (3) such other matters related to each Project as reasonably requested by the Foundation’s Project Manager.

(f) Recordkeeping. Evotec shall keep complete and accurate records of all Services performed by it under this Agreement and of all Services Results and Services Deliverables. Such records (including all applicable laboratory notebooks containing data, information or notations relating to the provision of the Services) shall be available at all reasonable times during normal business hours for inspection, examination or copying by or on behalf of the Foundation at the Foundation’s expense. Evotec hereby agrees to retain all such records, including all raw data, for a period of not less than five (5) years from the date of termination of this Agreement. During such five-year period, Evotec shall, at the Foundation’s request and expense, ship all or part of such records to the Foundation or to such third party as the Foundation shall direct in writing. Upon the expiration of such five-year period, Evotec shall appropriately discard or destroy all records that have not been shipped at the direction of the Foundation.

Payments

8. General Payment Obligation; Costs of the Services; Reimbursable Costs; Calculation of the Monthly Services Payment; Invoicing; Bring-Down of Representations; Payment Remittance; Late Payments.

(a) General Payment Obligation. In full consideration of the performance by Evotec of the Services and its obligations under this Agreement, the Foundation shall make payments to Evotec for the Services performed by Evotec as provided in, and subject to the terms and conditions of, this Agreement. The amount of each payment to be made by the Foundation for the Services provided by Evotec under this Agreement shall be calculated in accordance with the terms of this Section 8.

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(b) Costs of the Services.

(i) Applicable Services FTE Rate. For purposes of this Agreement, “Applicable Services FTE Rate” means, for all Services FTEs (on a monthly basis), (A) if the aggregate number of Services FTEs under the Services Agreements is less than or equal to seven (7), an amount equal to US$ ****; (B) if the aggregate number of Services FTEs under the Services Agreements is greater than seven (7) but less than or equal to ten (10), an amount equal to US$****; and (C) if the aggregate number of Services FTEs under the Services Agreements is greater than ten (10), an amount equal to US$****. For all purposes of this Agreement, the Applicable Services FTE Rate for a calendar month shall be determined based upon the aggregate number of Services FTEs under the Services Agreements as of the first day of that calendar month.

(ii) Compound Purification Services. With respect to the Compound Purification Services performed by Evotec, the cost of such Compound Purification Services shall determined and calculated as follows:

(A) with respect to Compound Purification Services in respect of chemically similar Compounds in quantities of less than one hundred (100) milligrams per Compound which can be purified (1) utilizing substantially the same methods and (2) in batches of twenty (20) or more Compounds, an amount equal to US$****. per Compound purified by Evotec;

(B) with respect to Compound Purification Services in respect of Compounds (1) in quantities of greater than one hundred (100) milligrams per Compound or (2) which cannot be purified (x) utilizing substantially the same methods and (y) in batches of twenty (20) or more Compounds, an amount equal to US$**** for each one hundred (100) milligrams (or lesser amount thereof) of Compound purified by Evotec up to a total of one gram of Compound purified (e.g., the purification of seventy-five (75) milligrams, two hundred and fifty (250) milligrams and four hundred (400) milligrams of a Compound would cost US$****, US$**** and US$****, respectively); and

(C) with respect to Compound Purification Services in respect of a Compound in an amount greater than one gram or any such case as cannot be covered by Section 8(b)(ii)(A) or Section 8(b)(ii)(B) of this Agreement, such Compound Purification Services shall be carried out by a Medicinal Chemistry Services FTE and charged at the Applicable Services FTE Rate.

(c) Reimbursable Costs.

(i) Compounds Procured by Evotec During the Performance of the Chemical Procurement Services. Subject to Section 3(b) of this Agreement, the Foundation shall reimburse Evotec for the costs incurred by Evotec to procure any Compound procured by Evotec during the course of the performance by Evotec of the Chemical Procurement Services under this Agreement (collectively, the “Compound Procurement Costs”). For the avoidance of any doubt, the reimbursement of the Compound Procurement Costs, shall be in addition to the cost of the Services FTEs performing such Chemical Procurement Services which will be invoiced in addition to such Chemical Procurement Costs on a monthly basis as set forth in Section 8(d)(i) of this Agreement.

(ii) Evotec Provided Reimbursable Materials. Subject to Section 5(a) of this Agreement, the Foundation shall reimburse Evotec for the costs incurred by Evotec to procure any Evotec Provided Reimbursable Materials (collectively, the “Evotec Provided Reimbursable Materials Costs”).

(iii) Specialized Third Party Licenses and Services. Subject to Section 6(a) of this Agreement, the Foundation shall reimburse Evotec for the costs incurred by Evotec in connection with the Specialized Third Party Licenses and Services (collectively, the “Specialized Third Party Licenses and Services Costs”).

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(iv) Synchrotron Data Collection. Subject to Section 6(b) of this Agreement this Agreement, the Foundation shall reimburse Evotec for all costs incurred by Evotec for synchrotron data collection related to the performance of Structural Biology Services requiring synchrotron data collection (including any travel, lodging and meal expenses incurred by Evotec’s personnel in the performance of such synchrotron data collection (collectively, the “Synchrotron Data Collection Costs”). Evotec hereby agrees that (A) unless otherwise agreed in writing by the Foundation, all travel and lodging for employees of Evotec performing specific Structural Biology Services shall be arranged through the Foundation and (B) all travel, lodging and meal expenses expenditures shall be in accordance with the Foundation’s travel, lodging and meal expense policies and procedures.

(v) Shipping and Insurance. The Foundation shall reimburse Evotec for (A) all costs of carriage, customs duties and insurance incurred by Evotec in connection with the delivery of the Services Deliverables to the Foundation (or such third party specified by the Foundation) and (B) all costs and expenses incurred by Evotec in connection with the delivery of such Services Deliverables (collectively, the “Shipping and Insurance Costs”).

(d) Calculation of the Monthly Services Payment.

(i) General. Promptly following the end of each calendar month, Evotec shall calculate the payment (each, a “Monthly Services Payment”) to be made by the Foundation in respect of (A) the Services FTEs performing Services during such month (including Compound Procurement Services and Compound Purification Services performed on a Services FTE basis); (B) the Compound Procurement Costs incurred by Evotec during such month to be reimbursed by the Foundation; (C) the Compound Purification Services performed during such month (on a non-Services FTE basis); (D) the Evotec Provided Reimbursable Materials Costs incurred by Evotec during such month to be reimbursed by the Foundation; (E) the Specialized Third Party Licenses and Services Costs incurred by Evotec during such month to be reimbursed by the Foundation; (F) the Synchrotron Data Collection Costs incurred by Evotec during such month to be reimbursed by the Foundation; and (G) the Shipping and Insurance Costs incurred by Evotec during such month to be reimbursed by the Foundation.

(ii) Specific Calculation of the Monthly Services Payment. The Monthly Services Payment in respect of each calendar month shall be calculated in accordance with the terms of this Agreement and shall be an amount equal the sum of (A) the aggregate sum of the result of the following calculation as determined for each Services FTE during such month: the product of (1) the Applicable FTE Rate for such month multiplied by (2) a fraction, the numerator of which is the number of days during such month that such Services FTE was assigned to perform Services (including Compound Purification Services performed on a Services FTE basis) and the denominator of which is the number of days in such month multiplied by (3) 1.0 (or if such Services FTE represents a fraction of one (1) FTE (e.g. 0.75, 0.5 or 0.25 of an FTE) such fractional unit thereof plus (B) the aggregate amount of the Compound Procurement Costs incurred by Evotec during such month; (C) the aggregate cost of the Compound Purification Services performed during such month (on a non-Services FTE basis); (D) the aggregate amount of the Evotec Provided Reimbursable Materials Costs incurred by Evotec during such month; (E) the aggregate amount of the Specialized Third Party Licenses and Services Costs incurred by Evotec during such month; (F) the aggregate amount of the Synchrotron Data Collection Costs incurred by Evotec during such month; and (G) the aggregate amount of the Shipping and Insurance Costs incurred by Evotec during such month.

(e) Invoicing; Bring-Down of Representations.

(i) Invoicing. Promptly following the calculation of the amount of each Monthly Services Payment, Evotec shall deliver to the Foundation, in accordance with Section 16 of this Agreement, an

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invoice in respect of the costs constituting such Monthly Services Payment. Each invoice delivered by Evotec under this Agreement shall (A) reference the “RecID” number set forth in the footer of this Agreement and (B) be itemized and contain detailed information in respect of the costs being billed under such invoice (including all relevant receipts for costs being reimbursed). All payments made by the Foundation under this Agreement shall be paid by check in US Dollars and remitted to Evotec at the address set forth in Section 16 of this Agreement.

(ii) Bring-Down of Representations. Evotec hereby agrees that each invoice delivered by Evotec to the Foundation in respect of any Monthly Services Payment shall be deemed a certification by Evotec that as of the date of such invoice (A) each of the representations and warranties of Evotec set forth in this Agreement are true and correct and (B) there is no breach by Evotec of any covenant of Evotec set forth in this Agreement.

(f) Payment Remittance; Late Payments.

(i) Payment Remittance. Subject to the terms and conditions of this Agreement, each Monthly Services Payment to be made by the Foundation under this Agreement shall be due and payable by the Foundation within thirty (30) days of the date of the receipt by the Foundation of the invoice issued by Evotec in accordance with Section 8(e)(i) of this Agreement in respect of such Monthly Services Payment.

(ii) Late Payments. If the Foundation fails to pay any amount due under this Agreement in full by the due date for the payment of such amount, then Evotec may, without prejudice to any other right or remedy available to it, charge interest on such overdue amount on a daily basis at a rate equivalent to 8% per annum.

(g) Withholding Taxes. All amounts payable by the Foundation under this Agreement shall be paid in full without any deductions (including, but not limited to, deductions in respect of items such as income, corporation or other taxes, charges and/or duties) except insofar as the Foundation is required by law to deduct withholding tax from sums payable to Evotec. If the Foundation is required by law to deduct any withholding taxes, charges or other duties, then the Foundation and Evotec shall cooperate in all respects and take all reasonable steps necessary, at the cost and expense of Evotec, to (i) lawfully avoid the making of any such deduction or (ii) to enable Evotec to obtain a tax credit in respect of the amount withheld.

Results

9. Ownership of Services Results; Notification and Delivery of Services Results; Ownership of Services Deliverables; Transfer of Title, Delivery and Transport of Services Deliverables; Transfers of the Services Deliverables.

(a) Ownership of Services Results. As between the Foundation and Evotec, the Foundation shall own all Services Results. Evotec shall have no ownership or other interest in any Services Results. Evotec hereby assigns, and agrees to assign, to the Foundation any and all right, title and interest of Evotec in and to the Services Results. Upon the written request of the Foundation, Evotec shall execute such documents and do all other acts and things as may be reasonably deemed necessary by the Foundation to effectuate and assure that all right, title and interest of Evotec in and to the Services Results vest in the Foundation (or its designee). The Foundation shall reimburse Evotec for all reasonable out-of-pocket costs and expenses actually incurred by Evotec to execute and deliver to the Foundation any such document(s) referred to immediately above.

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(b) Notification and Delivery of Services Results; Withdrawal of Services Results.

(i) Notification and Delivery of Services Results. Evotec shall inform the Foundation of, and deliver, all Services Results to the Foundation within a reasonable period of time following the conception, discovery, invention or production, as the case may be, of each such Services Result through the monthly Steering Committee meetings and Project Reports.

(ii) Withdrawal of Services Results. If at any time after informing the Foundation of Services Results pursuant to Section 9(b)(i) of this Agreement Evotec determines that there is a reasonable scientific basis to conclude that such Services Results are not scientifically valid or accurate, Evotec shall promptly so notify the Foundation.

(c) Ownership of Services Deliverables; Transfer of Title, Delivery and Transport of Services Deliverables; Transfers of the Services Deliverables.

(i) Ownership of Services Deliverables. As between the Foundation and Evotec, the Foundation shall own all Services Deliverables. Evotec shall have no ownership or other interest in any Services Deliverables. Evotec hereby assigns, and agrees to assign, to the Foundation any and all right, title and interest of Evotec in and to the Services Deliverables. Upon the written request of the Foundation, Evotec shall execute such documents and do all other acts and things as may be reasonably deemed necessary by the Foundation to effectuate and assure that all right, title and interest of Evotec in and to the Services Deliverables vest in the Foundation (or its designee). The Foundation shall reimburse Evotec for all reasonable out-of-pocket costs and expenses actually incurred by Evotec to execute and deliver to the Foundation any such document(s) referred to immediately above.

(ii) Transfer of Title, Delivery and Transport of Services Deliverables. Title to, and all risk in, each Services Deliverable shall pass to the Foundation upon the delivery of such Services Deliverable to the delivery point specified by the Foundation (CIF or CIP, as applicable) (Incoterms 2000) in writing to Evotec for such Services Deliverable. All Services Deliverables shall be shipped to the delivery point specified by the Foundation in writing to Evotec.

(iii) Transfers of the Services Deliverables to Foundation Collaborators. Evotec hereby acknowledges that the Foundation may transfer or have transferred the Services Deliverables to one or more of the Foundation’s Collaborators and that such Foundation Collaborators shall be permitted to exercise the license rights granted by Evotec pursuant to Section 10(h)(i) of this Agreement.

Intellectual Property

10. Ownership of Background Intellectual Property; Ownership of Services Intellectual Property; Ownership of Assay Development Services Intellectual Property; Ownership of Evotec Medicinal Chemistry Intellectual Property; Disclosure of Inventions; Patent Filings; Inventorship.

(a) Ownership of Background Intellectual Property.

(i) Ownership of Evotec Background Intellectual Property. As between the Foundation and Evotec, Evotec shall own all Evotec Background Intellectual Property. Except as expressly set forth in this Agreement, the Foundation shall have no ownership or other interest in any Evotec Background Intellectual Property.

(ii) Ownership of Foundation Background Intellectual Property. As between the Foundation and Evotec, the Foundation shall own all Foundation Background Intellectual Property. Evotec shall have no ownership or other interest in any Foundation Background Intellectual Property.

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(b) Ownership of Services Intellectual Property. As between the Foundation and Evotec, the Foundation shall own all Services Intellectual Property. Evotec shall have no ownership or other interest in any Services Intellectual Property. Evotec hereby assigns, and agrees to assign, to the Foundation any and all right, title and interest of Evotec in and to the Services Intellectual Property. Upon the written request of the Foundation, Evotec shall execute such documents and do all other acts and things as may be reasonably deemed necessary by the Foundation to effectuate and assure that all right, title and interest of Evotec in and to the Services Intellectual Property vest in the Foundation (or its designee). The Foundation shall reimburse Evotec for all reasonable out-of-pocket costs and expenses actually incurred by Evotec to execute and deliver to the Foundation any such document(s) referred to immediately above.

(c) Ownership of Assay Development Services Intellectual Property; Infringement or Misappropriation of Assay Development Services Intellectual Property by Third Parties; Infringement or Misappropriation Claims by Third Parties Related to Assay Development Services Intellectual Property.

(i) Ownership of Assay Development Services Intellectual Property. Evotec and the Foundation shall own as tenants-in-common in equal undivided shares all Assay Development Services Intellectual Property. The Assay Development Services Intellectual Property shall vest in the Parties in that manner immediately upon creation. Each Party hereby assigns to the other Party sufficient right, title and interest in the Assay Development Services Intellectual Property to accomplish such ownership. For the avoidance of any doubt, each of the Foundation and Evotec hereby acknowledge and agree that (A) each of the Foundation and Evotec and their respective licensees and assignees, including the Foundation Collaborators and Evotec Customers, shall be allowed to use the Assay Development Services Intellectual Property for any purpose including internal research, drug discovery and development and/or fee for services arrangements (and each of the Foundation and Evotec hereby consents to the licensing or assignment of the other Party of such Party’s interest in the Assay Development Services Intellectual Property) and (B) any such use of the Assay Development Services Intellectual Property by any of the foregoing shall be without any financial obligation to the other Party. Each of Evotec and the Foundation hereby agrees that it will not sell or otherwise transfer its title to any Assay Development Services Intellectual Property to any third party unless such third party takes title to such Assay Development Services Intellectual Property (1) subject to the rights of the non-transferring party in such Assay Development Services Intellectual Property under this Agreement and (2) assumes the obligations of the transferring party with respect to such Assay Development Services Intellectual Property under this Agreement.

(ii) Infringement or Misappropriation of Assay Development Services Intellectual Property by Third Parties. Each of Evotec and the Foundation hereby agrees to promptly notify each other in writing of any alleged or threatened infringement or misappropriation of any Assay Development Services Intellectual Property of which it becomes aware. In connection with any such alleged or threatened infringement or misappropriation, each of Evotec and the Foundation hereby agrees to confer and take such action and allocate recoveries in such manner as they may mutually agree. Neither Evotec nor the Foundation shall settle a claim brought against a third party in respect of such infringement or misappropriation without the consent of the other.

(iii) Infringement or Misappropriation Claims by Third Parties Related to Assay Development Services Intellectual Property. Each of Evotec and the Foundation hereby agrees to promptly notify the other Party in writing if any third party alleges that any Assay Development Services Intellectual Property infringes or misappropriate such third party’s Intellectual Property rights. In connection with any such alleged infringement or misappropriation, each of Evotec and the Foundation hereby agrees to confer and take such action in such manner as they may mutually agree. Neither Party shall settle a claim brought by a third party in respect of such infringement or misappropriation without the consent of the other Party.

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(d) Ownership of Evotec Medicinal Chemistry Intellectual Property. As between the Foundation and Evotec, Evotec shall own all Evotec Medicinal Chemistry Intellectual Property. Except as expressly set forth in this Agreement, the Foundation shall have no ownership or other interest in any Evotec Medicinal Chemistry Intellectual Property.

(e) Disclosure of Inventions; Patent Filings. If either Party believes any Services Intellectual Property, Assay Development Services Intellectual Property or Evotec Medicinal Chemistry Intellectual Property has been conceived, discovered, invented or made in the course of the performance of the Services, such Party will promptly give notice of such Intellectual Property to the other Party. As between the Parties, (i) the Foundation shall have the exclusive right to file patent applications in respect of any Services Intellectual Property and (ii) Evotec shall have the exclusive right to file patent applications in respect of any Assay Development Services Intellectual Property or Evotec Medicinal Chemistry Intellectual Property. Each Party shall, upon the request and at the expense of the other Party, use its reasonable efforts to assist such other Party with any patent application relating to any such Intellectual Property.

(f) Inventorship. The Parties hereby agree that the identity of the inventor of all Intellectual Property conceived, discovered, invented or made in the course of the performance of the Services (including all Services Intellectual Property and Assay Development Services Intellectual Property) shall be determined in accordance with United States Patent law (or, if the jurisdiction in which patent or other protection is being sought does not permit the application of United States Patent law to identify the inventor, then in accordance with the applicable law in that jurisdiction).

(g) Right to use Intellectual Property and Results in the Public Domain. Nothing contained in this Agreement shall restrict, hinder or prohibit the right of either Party to use any Intellectual Property or any know-how, methods, results, data or information (including any Assays, Structures, Targets, Evotec Compounds, Foundation Provided Materials or Services Compounds) of the other Party which is freely available and in the public domain; provided, that, such Intellectual Property or any know-how, methods, results, data or information (including any Assays, Evotec Compounds, Foundation Provided Materials or Services Compounds) did not become available in the public domain due to a breach of a Party’s confidentiality and non-use obligations set forth in Section 11 of this Agreement.

(h) License to Background Intellectual Property.

(i) License to Evotec Background Intellectual Property for the Foundation and Foundation Collaborators. Evotec hereby grants to the Foundation and each Foundation Collaborator a non-exclusive, paid-up, irrevocable, perpetual license throughout the world to use Evotec Background Intellectual Property, including a license under any related Intellectual Property rights (including any patent, patent application, divisional, continuation, continuation-in-part, substitute, renewal, reexamination, extension of reissue in respect of such patent), to the extent necessary to enable use of the Services Results (including any Services Deliverable), Services Intellectual Property and Assay Development Services Intellectual Property for HD Research and Development by the Foundation and the Foundation Collaborators; provided, however, to the extent any such Evotec Background Intellectual Property is licensed by Evotec from a third party, the Parties hereby acknowledge and agree that the license rights granted by Evotec pursuant to this Section 10(h)(i) shall be expressly limited by the terms (including restrictions thereon) and scope of the license rights granted to Evotec by such third party. Evotec hereby represents and warrants that Evotec is prohibited contractually from granting any licenses to the Evotec Compounds, the EVOscreen® Technology, the FCS+plus Technology, the Miniaturization Technology and the Opera™ Technology. The Foundation, subject to the representation and warranty in the preceding sentence, hereby acknowledges and agrees Evotec is contractually prohibited from granting to the Foundation and the Foundation Collaborators under this Section 10(h)(i) a license to the Evotec Compounds, the EVOscreen® Technology, the FCS+plus

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Technology, the Miniaturization Technology or the Opera™ Technology. For the avoidance of doubt, the use of any Evotec Background Intellectual Property pursuant to this Section 10(h)(i) shall be solely for the use of the Services Results (including any Services Deliverable), Services Intellectual Property and Assay Development Services Intellectual Property for HD Research and Development and for no other purpose.

(ii) License to Foundation Background Intellectual Property for Evotec and the Evotec Customers. The Foundation hereby grants to Evotec and each Evotec Customer a non-exclusive, paid-up, irrevocable, perpetual license throughout the world to use Foundation Background Intellectual Property, including a license under any related Intellectual Property rights (including any patent, patent application, divisional, continuation, continuation-in-part, substitute, renewal, reexamination, extension of reissue in respect of such patent), to the extent necessary to enable use of the Assay Development Services Intellectual Property for any purpose by Evotec and the Evotec Customers; provided, however, to the extent any such Foundation Background Intellectual Property is licensed by the Foundation from a third party, the Parties hereby acknowledge and agree that the license rights granted by the Foundation pursuant to this Section 10(h)(ii) shall be expressly limited by the terms (including restrictions thereon) and scope of the license rights granted to the Foundation by such third party.

Confidentiality; Trademarks

11. Confidentiality and Non-Use; Use by Representatives; Exceptions to Confidentiality and Non-Use; Certain Information Deemed Confidential Information.

(a) Confidentiality and Non-Use; Use by Representatives.

(i) Confidentiality and Non-Use. Each Party shall treat the Confidential Information of the other Party in the same manner as such Party would treat its own confidential or proprietary information. Without limiting the generality of the foregoing, and except to the extent expressly permitted by the terms and conditions of this Agreement, neither Party shall, without the prior written consent of the other Party, (A) disclose the Confidential Information of the other Party to any third party or (B) use the Confidential Information of the other Party for any purpose.

(ii) Use by Representatives. Except as expressly permitted by the terms and conditions of this Agreement, each Party hereby agrees to limit disclosure of the other Party’s Confidential Information to those of its directors, officers, employees, representatives, consultants, Subcontractors and advisors (including legal counsel) who (A) have a need to know such Confidential Information to enable such Party to perform its obligations, or exercise its rights, under this Agreement and (B) have entered into an agreement which requires such representatives to maintain similar, but no less burdensome, obligations of confidentiality and non-use to those contained in this Agreement.

(b) Exceptions to Confidentiality and Non-Use. Either Party may, without the prior written authorization of the other Party, (i) may disclose the Confidential Information of the other Party to the limited extent it is required to pursuant to any applicable federal, state, local, or international law, or any judicial or government request, requirement or order; provided, that, such Party provides the other Party with sufficient prior notice, and cooperates with the other Party (at such other Party’s cost and expense), to allow the other Party to contest such request, requirement or order and (ii) disclose (A) the existence of this Agreement; (B) a general summary of the Services being provided under this Agreement; (C) the aggregate dollar amount of fees to be paid by the Foundation under this Agreement; and (D) any specific terms of this Agreement that are a matter of public record except by breach of this Agreement.

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(c) Certain Information Deemed Confidential Information; Certain Information Specifically Excepted from Being Deemed Confidential Information.

(i) Certain Information Deemed Confidential Information. The Parties hereby agree that all Evotec Background Intellectual Property and Evotec Medicinal Chemistry Intellectual Property shall be deemed Confidential Information of Evotec and treated as Confidential Information by the Foundation in accordance with the terms of this Section 11. Evotec hereby agrees that all Foundation Provided Compound Information, Foundation Provided Methods and Processes, Foundation Provided Material Information, Foundation Provided Services Information, Foundation Background Intellectual Property, Services Intellectual Property, Services Results and Project Reports shall be deemed Confidential Information of the Foundation and treated as Confidential Information by Evotec in accordance with the terms of this Section 11.

(ii) Certain Information Specifically Excepted from Being Deemed Confidential Information. For the avoidance of any doubt, the Parties hereby acknowledge and agree that any information deemed to be Confidential Information pursuant to Section 11(c)(i) of this Agreement shall not constitute Confidential Information under this Agreement if in accordance with Section 1(q) of this Agreement such information constitutes information which is specifically excepted from being Confidential Information.

12. Use of Trademarks. No Party shall use the name, trademarks, logos, physical likeness or other symbol of the other Party (or their employees) for any marketing, advertising, public relations or other purposes without the prior written authorization of the other Party, except that either Party may make reference to the Foundation’s sponsorship of the Projects, provided that, in any such reference, the relationship of the Parties shall be accurately and appropriately described. Notwithstanding the foregoing, either Party may make a press announcement; provided, that, the timing and content of any such press announcement shall be agreed upon in advance by the other Party (which consent shall not be unreasonably withheld or delayed).

Covenants

13. Representations and Covenants.

(a) Representations and Covenants of Evotec. Evotec hereby agrees to each of the following:

(i) Compliance with Law. The Services will be conducted in compliance with all applicable federal, state, local, international, health authority and institutional laws, rules, regulations, orders and guidelines.

(ii) Audit. At reasonably convenient times and dates, the Foundation and its representatives shall have the right to audit Evotec’s compliance with this Agreement; provided, that, such representatives are bound by confidentiality obligations equivalent to those of this Agreement.

(iii) Services Team. The Services shall only be conducted by individuals who have agreed to assign any ownership or other rights they may acquire in any Services Intellectual Property or Assay Development Services Intellectual Property conceived, discovered, invented or made in the course of the performance of the Services under this Agreement to Evotec so that Evotec may perform its obligations under this Agreement. Evotec shall directly assign or shall cause any such individual to assign any such Services Intellectual Property or Assay Development Services Intellectual Property conceived, discovered, invented or made in the course of the performance of the Services under this Agreement to the Foundation.

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(iv) Licenses and Approvals. Evotec has obtained all, and will obtain all, future, licenses, permits, consents and other approvals necessary for Evotec (A) to enter into this Agreement and (B) to perform its obligations, and convey the rights granted by it, under this Agreement, including (1) the right to deliver the physical samples of the Services Compounds to the Foundation and (2) the right to disclose the Compound Data to the Foundation.

(v) Conflicting Obligations. Evotec has not granted any right or entered into any agreement or understanding that conflicts with Evotec’s obligations or the Foundation’s rights under this Agreement. Evotec will not grant any right and will not enter into any agreement or understanding that conflicts with Evotec’s obligations or the Foundation’s rights under this Agreement.

(vi) Intellectual Property. Except for Intellectual Property in respect of (A) the composition of matter of a Services Compound or a Structure, (B) any use of a Services Compound, Evotec Compound or a Structure by the Foundation, (C) any use of a Target by Evotec pursuant to this Agreement, (D) any use of Foundation Provided Methods and Processes by Evotec pursuant to this Agreement or (E) any use of any Foundation Provided Compound, Foundation Provided Material, Foundation Provided Material Information or Foundation Provided Services Information by Evotec pursuant to this Agreement, to the knowledge of Evotec (after due inquiry and investigation), Evotec owns or has the right to use pursuant to a valid and enforceable, written license, sublicense, agreement, or other permission, all Intellectual Property necessary to perform the Services and the other obligations of Evotec under this Agreement, including the right to grant the licenses in Section 10(h) of this Agreement. Evotec will use commercially reasonable efforts to ensure that Evotec’s performance of the Services will not infringe upon or misappropriate the Intellectual Property rights of any third party (other than Intellectual Property rights in respect of (1) the composition of matter of a Services Compound or a Structure, (2) any use of a Services Compound, Evotec Compound or a Structure by the Foundation, (3) any use of a Target by Evotec pursuant to this Agreement, (4) any use of any Foundation Provided Methods and Processes by Evotec pursuant to this Agreement or (5) any use of any Foundation Provided Compound, Foundation Provided Material, Foundation Provided Material Information or Foundation Provided Services Information by Evotec pursuant to this Agreement). Without the prior written consent of the Foundation, Evotec shall not knowingly (after due inquiry and investigation) perform the Services utilizing any Intellectual Property rights of any third party (other than Intellectual Property rights in respect of any Target, Foundation Provided Materials, Foundation Provided Material Information, Foundation Provided Methods and Processes or Foundation Provided Services Information) if such utilization could adversely affect or limit the Foundation’s or the Foundation Collaborators’ use of the Services Deliverables, Services Intellectual Property and Services Results, for HD Research and Development.

(vii) Safety Hazards. If Evotec becomes aware of any safety hazard that relates to any of the Assays, Services Compounds, Foundation Provided Compounds or any Foundation Provided Materials, Evotec shall promptly notify the Foundation of such safety hazard by providing all information in its possession or control concerning such safety hazard to the Foundation.

(viii) Further Assurances. Evotec shall execute such further documents, instruments, licenses and assurances and take such further actions as the Foundation may reasonably request from time to time to better enable the Foundation to exercise its rights under this Agreement.

(b) Representations and Covenants of the Foundation. The Foundation hereby agrees to each of the following:

(i) Approvals. The Foundation has obtained all, and will obtain all, future, licenses, permits, consents and other approvals necessary for the Foundation to (A) enter into this Agreement and (B) to perform its obligations, and convey the rights granted by it, under this Agreement.

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(ii) Conflicting Obligations. The Foundation has not granted any right or entered into any agreement or understanding that conflicts with the Foundation’s obligations or the Foundation’s rights under this Agreement. The Foundation will not grant any right and will not enter into any agreement or understanding that conflicts with the Foundation’s obligations or Evotec’s rights under this Agreement.

(iii) Intellectual Property. To the knowledge of the Foundation (after due inquiry and investigation), the use by Evotec of the Foundation Provided Compounds, Foundation Provided Compound Information, Foundation Provided Materials, Foundation Provided Material Information, Targets, Foundation Provided Methods and Processes and Foundation Provided Services Information in the performance of the Services pursuant to this Agreement will not infringe upon or misappropriate the Intellectual Property rights of any third party.

(iv) Safety Hazards. If the Foundation becomes aware of any safety hazard that relates to any of the Assays, Services Compounds, Foundation Provided Compound or any Foundation Provided Material, the Foundation shall promptly notify Evotec of such safety hazard by providing all information in its possession or control concerning such safety hazard to Evotec.

(v) Further Assurances. The Foundation shall execute such further documents, instruments, licenses and assurances and take such further actions as Evotec may reasonably request from time to time to better enable Evotec to exercise its rights under this Agreement.

Term; Termination; Effect of Termination

14. Term; Termination of Certain Provisions; Effect of Termination of Certain Provisions.

(a) Term. The term (the “Term”) of this Agreement shall commence on the date hereof and shall continue for a period of three (3) years unless earlier terminated in accordance with the terms hereof or by the mutual written agreement of the Parties. Unless either Party provides written notice to the other Party at least ninety (90) days prior to expiration of the Term or any one (1) year extension period thereof, the Term (or extension thereof) will automatically extend for a period of one (1) year.

(b) Termination of Certain Provisions by the Foundation. The Foundation may, by giving notice to Evotec, elect to terminate each of the sections specified in Section 14(d)(i) of this Agreement and discontinue the Project upon the occurrence and continuation of any of the following events:

(i) Termination with Advance Notice. The Foundation may, by giving ninety (90) days prior notice to Evotec, elect to terminate each of the sections specified in Section 14(d)(i) of this Agreement.

(ii) Breach of this Agreement. If Evotec (A) breaches any material representation, warranty or covenant given by it under this Agreement or (B) defaults in the performance of any of its material obligations under this Agreement and such breach or default is not remedied within thirty (30) days of the receipt by Evotec of notice of such breach or default from the Foundation.

(iii) Bankruptcy Event. Evotec becomes subject to a Bankruptcy Event.

(c) Termination of Certain Provisions by Evotec. Evotec may, by giving notice to the Foundation, elect to terminate each of the provisions specified in Section 14(d)(i) of this Agreement and discontinue the Project upon the occurrence and continuation of any of the following events:

(i) Breach of this Agreement. If the Foundation (A) breaches any material representation, warranty or covenant given by it under this Agreement or (B) defaults in the performance of any of its material obligations under this Agreement and such breach or default is not remedied within thirty (30) days of the receipt by the Foundation of notice of such breach or default from Evotec.

(ii) Bankruptcy Event. The Foundation becomes subject to a Bankruptcy Event.

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(d) Effect of Termination of Certain Provisions.

(i) Termination of Specified Provisions; Survival of Remaining Provisions. Immediately upon an election by the Foundation pursuant to Section 14(b) of this Agreement or by Evotec pursuant to Section 14(c) of this Agreement, each of Section 2, Section 3, Section 4(a)(i), Section 5(a), Section 6, Section 7(a), Section 7(b), Section 7(c), Section 8 and Section 27 shall immediately terminate and have no further force or effect; provided, however, that, within thirty (30) days of such termination, Evotec shall deliver a Final Project Report in respect of each Project then in process to the Foundation covering the period through the date of such termination. The Parties hereby acknowledge and agree that in the event of the termination of the provisions specified in this Section 14(d)(i), all other sections and provisions of this Agreement shall survive indefinitely and remain in full force and effect.

(ii) Effect of Termination. The Parties hereby acknowledge and agree that the termination of the provisions specified in Section 14(d)(i) of this Agreement shall not (A) relieve any Party then in breach of this Agreement for any liabilities to the other Party in respect of any breach under this Agreement, (B) relieve either Party from any of the obligations such Party may have to the extent such obligations accrued prior to the date if such termination or (C) relieve either Party from any of the obligations such Party may have under any of the sections or provisions of this Agreement that expressly survive any termination of this Agreement. Except in the event of a termination of this Agreement pursuant to Section 14(c)(i) of this Agreement, Evotec shall promptly deliver to the Foundation all Services Results and Services Deliverables (including all Services Compounds and Compound Data), or any portion thereof, as the case may be, produced by Evotec but not yet delivered to the Foundation up to the date of the termination of this Agreement; provided, however, if the Foundation contests the right of Evotec to terminate this Agreement pursuant to Section 14(c)(i) of this Agreement, the Services Results and Services Deliverables (including all Services Compounds and Compound Data), or any portion thereof, as the case may be, shall be placed in escrow by Evotec until the issue is resolved in accordance with Section 19 of this Agreement. The Foundation hereby acknowledges and agrees that in the event of the termination of the provisions specified in Section 14(d)(i) of this Agreement, the Foundation shall be responsible for (1) for a pro rata portion of the Monthly Services Payment (as calculated in accordance with Section 8 of this Agreement) through the effective date of termination of this Agreement.

Miscellaneous

15. Independent Contractor. Evotec is acting as an independent contractor and not an agent, joint venturer or partner of the Foundation. Nothing in this Agreement shall create, evidence or imply any agency, partnership or joint venture between the Parties. Neither Party shall act or describe itself as the agent of the other Party nor shall it represent that it has any authority to make commitments on the other Party’s behalf.

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16. Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be delivered by personal delivery, facsimile (provided the sender has evidence of successful transmission) or next-day courier service. Any notice so delivered shall be deemed to be given, delivered and received, if delivered by personal delivery, on the day of delivery and if delivered by facsimile or courier service, on the day following dispatch. All such notices are to be given or made to the Parties at the following addresses (or to such other address as any Party may designate by a notice given in accordance with the provisions of this section):

If to the Foundation to:

CHDI Foundation, Inc.

c/o CHDI Management, Inc.

350 Seventh Avenue, Suite 601

New York, NY 10001

Attention: Ruth Basu

Fax: 212-239-2101

If to Evotec to:

Evotec (UK) Ltd.

114 Milton Park

Abingdon

Oxon

OX14 4SA, UK

Attention: Mark Ashton, Ph.D.

Executive Vice President, Business Development

Fax: 011-44-1235-838931

With a copy to:

Evotec AG

Schnackenburgallee 114

22525 Hamburg

Germany

Attention: Dirk Ullmann, Ph.D.

Fax: +49 40 560 81 222

17. Warranty; No Guarantee of Results.

(a) Limited Warranty; Limitation of Implied Warranties; No Warranty.

(i) Limited Warranty; Limitation of Implied Warranties. Evotec hereby warrants that (A) the Services will be conducted using generally accepted industry standards and practices; (B) with respect to each Project, the Services conducted by Evotec under this Agreement shall conform to the standards and specifications (1) as set forth in this Agreement, (2) as provided by this Agreement, that are directed or specified by the Foundation or (3) as provided by this Agreement, that are otherwise agreed between the Parties as set forth in this Agreement; and (C) with respect to each Services Deliverable, such Services Deliverable has been made, developed or synthesized to meet the specifications for such Services Deliverable (1) as set forth in this Agreement, (2) as provided by this Agreement, that are directed or specified by the Foundation or (3) as provided by this Agreement, that are otherwise agreed between the Parties as set forth in this Agreement. All warranties implied by law (whether by statute, common law, trade usage, custom or otherwise) are hereby excluded to the maximum extent permitted by law.

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(ii) No Warranty. Except as expressly set forth in Section 17(a)(i) of this Agreement, Evotec makes no warranties that the Evotec Compounds or the Services Compounds (A) are fit for any purpose; (B) are safe for use in connection with humans, animals or plants; (C) are non-toxic; (D) are non-hazardous; (E) are new or have never been published; or (F) do not infringe the Intellectual Property rights of any third party nor that the production or use of the Evotec Compounds or Services Compounds by the Foundation (or any of its licensees or transferees) will not infringe the Intellectual Property rights of any third party (other than Evotec).

(b) No Guarantee of Results. The Parties hereby acknowledge that, as with all research and development activities, it is not possible to guarantee that the performance of the Services will be successful within a specified time frame or at all. In particular, the Parties further acknowledge that it is not possible for Evotec to guarantee that the performance of (i) the Structural Biology Services will generate any Structures; (ii) the Assay Development Services will result in the development of a useful Assay; or (iii) the Profiling Services and Screening Services will generate any Hits. So long as Evotec complies with the obligations of Evotec set forth in Section 17(a) of this Agreement, the Foundation hereby acknowledges and agrees that Evotec shall not be liable for the failure of the performance of the Services to generate any useful results.

18. Indemnity; Limitation on Damages.

(a) Indemnification by the Foundation. The Foundation shall defend and indemnify Evotec, including, as applicable, its directors, officers, employees and agents, against any and all losses, costs and damages (including reasonable legal fees) suffered by Evotec (and/or such other related persons) in connection with any third party claim to the extent resulting from (i) the Foundation’s negligence or willful misconduct; (ii) the Foundation’s breach of this Agreement; (iii) the Foundation’s (or any of its licensee’s (including Foundation Collaborators) or transferee’s) use of the Services Deliverables, Services Results, Services Intellectual Property, Assay Development Services Intellectual Property or Evotec Background Intellectual Property (but only to the extent such claim does not result from, or arise out of, an action for which Evotec is obligated to indemnify the Foundation pursuant to Section 18(b) of this Agreement); or (iv) Evotec’s use or alleged use of any Foundation Background Intellectual Property, Foundation Provided Compounds, Foundation Provided Compound Information, Foundation Provided Materials, Foundation Provided Material Information, Target(s), Foundation Provided Methods and Processes and Foundation Provided Services Information provided by the Foundation to Evotec for the purpose performing the Services (but only to the extent such claim does not result from, or arise out of, an action for which Evotec is obligated to indemnify the Foundation pursuant to Section 18(b) of this Agreement). For clarity, the Parties hereby agree that the parenthetical clause in the immediately preceding sentence is not intended to obviate or otherwise limit the possibility that both Evotec and the Foundation may be determined to be joint tort-feasors and, therefore, share liability.

(b) Indemnification by Evotec. Evotec shall defend and indemnify the Foundation, including, as applicable, its members, directors, officers, employees and agents, against any and all losses, costs and damages (including reasonable legal fees) suffered by the Foundation (and/or such other related persons) in connection with any third party claim to the extent resulting from (i) Evotec’s negligence or willful misconduct; (ii) Evotec’s breach of this Agreement; or (iii) Evotec’s (or any of its licensee’s (including Evotec Customers) or transferee’s) use of the Assay Development Services Intellectual Property or Foundation Background Intellectual Property as set forth in Section 10(h)(ii) of this Agreement (but only to the extent such claim does not result from, or arise out of, an action for which the Foundation is obligated to indemnify the Foundation pursuant to Section 18(a) of this Agreement). For clarity, the Parties hereby agree that the parenthetical clause in the immediately preceding sentence is not intended to obviate or otherwise limit the possibility that both Evotec and the Foundation may be determined to be joint tort-feasors and, therefore, share liability.

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(c) Limitation on Damages. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES OR OTHER SIMILAR OR LIKE DAMAGES (INCLUDING LOSS OF PROFITS) UNDER THIS AGREEMENT EVEN IF SUCH PARTY OR AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, THAT, NOTHING IN THIS AGREEMENT SHALL EXCLUDE OR LIMIT THE LIABILITY OF EITHER PARTY FOR (I) A BREACH OF SECTION 11 OF THIS AGREEMENT, (II) DEATH OR PERSONAL INJURY OR (III) FRAUD.

(d) Indemnity Amounts. The Parties hereby agree that any amounts owing pursuant to a Party’s express indemnity obligations under this Agreement shall not be subject to the limitation on damages restrictions set forth in Section 18(c) of this Agreement.

19. Alternative Dispute Resolution. If a dispute arises out of or relates to this Agreement, or breach thereof, the Parties agree first to try in good faith to settle such dispute, failing which such dispute shall be settled by a single arbitrator in an arbitration in New York, NY administered by JAMS under its Comprehensive Arbitration Rules and Procedures. The Parties shall instruct the arbitrator that the prevailing party of any dispute (as determined by the arbitrator) shall be awarded the reasonable attorneys’ fees, costs and other expenses incurred by the prevailing party in the course of the arbitration of such dispute. The award rendered by the arbitrator shall be final and binding on the Parties, and judgment on the award may be entered in any court having jurisdiction thereof if reasonably necessary for enforcement. The Parties agree that, notwithstanding anything to the contrary in such rules, any and all such proceedings shall be confidential.

20. Assignment. Evotec may not assign this Agreement without the prior written consent of the Foundation, except to an entity (a) that acquires all or substantially all of the business of Evotec (whether by sale of assets or stock or by merger) and (b) who agrees, in writing, to assume Evotec’s obligations under this Agreement. Evotec hereby agrees that any entity that acquires all or substantially all of the business of Evotec (whether by sale of assets or stock or by merger) shall (i) acquire Evotec’s interest in Evotec Background Intellectual Property and (ii) agree, in writing, to assume Evotec’s obligations under this Agreement. The Foundation may assign this Agreement so long as the assignee expressly assumes in writing the Foundation’s obligations in this Agreement.

21. Incorporation of Appendices, Supplements and Exhibits; Entire Agreement; Amendment. The appendices, supplements and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof. If anything in any appendix, supplement or exhibit attached to this Agreement or any notice, invoice or other document delivered by a Party under this Agreement conflicts with any terms or conditions set forth in the body of this Agreement, the terms and conditions set forth in the body of this Agreement shall control. This Agreement constitutes the entire agreement among the Parties relating to the Services and all prior understandings and agreements relating to the Services are superseded hereby. This Agreement may not be amended except by a document signed by the each of the Parties.

22. No Waiver. Any failure of a Party to enforce any provision of this Agreement shall not be deemed a waiver of its right to enforce such provision on any subsequent occasion. No waiver of any provision of this Agreement shall be valid unless it is in writing and is executed by the Party against whom such waiver is sought to be enforced. A waiver by any of the Parties of any provision of this Agreement will not be construed to be a waiver of any succeeding breach thereof or of any other provision of this Agreement.

23. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. In the event a court of competent jurisdiction holds any provision of

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this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

24. Interpretation; Headings. The word “including” shall mean “including without limitation”. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Headings used in this Agreement are for convenience of reference only and are not intended to influence the interpretation hereof.

25. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

26. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any of the Parties by virtue of the authorship of any of the provisions of this Agreement.

27. Counterparts. This Agreement may be signed, including by facsimile signature, in two or more counterparts and each such counterpart will constitute an original document and such counterparts, taken together, will constitute the same instrument.

28. Termination of Certain Services Agreements. The Parties hereby agree that effective as of the Effective Date each of (a) that certain Services Agreement dated as of April 24, 2006, between the Foundation and Evotec AG and (b) that certain Second Amended and Restated Services Agreement dated as of September 1, 2007, between the Foundation and Evotec UK shall terminate in accordance with their respective terms.

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In witness to the foregoing, the Parties have executed this Agreement as of the date first written above.

FOUNDATION:

CHDI Foundation, Inc.

By:	/s/ Robi Blumenstein
Name:	Robi Blumenstein
Title:	President - CHDI Management

EVOTEC:

Evotec AG

By:	/s/ Mark Ashton
Name:	Mark Ashton
Title:	EUP Business Development

Evotec (UK) Ltd.

By:	/s/ Mark Ashton
Name:	Mark Ashton
Title:	EUP Business Development

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Appendix A to Services Agreement

(Compound Data and Compound Specification Guidelines)

Unless otherwise specified by the Foundation Services Manager (any such request to be documented in the applicable Steering Committee meeting minutes), the Parties hereby agree that the following Compound Data and Compound Specifications shall be applicable to each Compound that is the subject of a Project under this Agreement.

1. Compound Purity. The Parties hereby acknowledge that Compound purity is dependent on the chemical structures synthesized under this Agreement. Unless otherwise specified by the Foundation Services Manager (any such request to be documented in the applicable Steering Committee meeting minutes), Evotec shall undertake to procure Compounds and synthesize Compounds with purities greater than or equal to 95%. Upon the request of the Foundation Services Manager (such request to be documented in the applicable Steering Committee meeting minutes), Evotec shall undertake to purify Compounds procured by Evotec under this Agreement to have purities greater than or equal to 95%.

2. Analytical Methods. Unless otherwise specified by the Foundation Services Manager (any such request to be documented in the applicable Steering Committee meeting minutes), all Compounds shall be analyzed using LCMS. Evotec shall (i) conduct NMR sampling of 10 % of all library and procured Compounds and (ii) conduct NMR sampling of 100% of single synthesized Compounds.

3. Compound Format. Unless otherwise specified by the Foundation Services Manager (any such request to be documented in the applicable Steering Committee meeting minutes), all Compounds will be supplied as single Compounds in bar-coded amber vials as dry powder.

4. Compound Weight. Unless otherwise specified by the Foundation Services Manager (any such request to be documented in the applicable Steering Committee meeting minutes), all Compounds shall be delivered to the Foundation in a quantity equal to an average weight of (a) 20 milligrams for Compounds subject to Chemical Synthesis Services and (b) 50 milligrams for Compounds subject to Chemical Procurement Services.

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Appendix B to Services Agreement

(Descriptions of Certain Evotec Background Intellectual Property)

Part 1—EVOscreen® Technology

Automated ultra high throughput screening systems comprising robotic, miniaturized, liquid handling systems, confocal fluorescence detection and signal processing systems, confocal beam scanning, M2N and Nanocarrier storage units, development stations, associated software, source codes, generic assay miniaturization and miniaturized generic assay principles and technologies, generic labeling technology and labeling procedures and specific substrates.

Part 2—FCS+plus Technology

Fluorescence spectroscopy, including but not limited to, confocal spectroscopy, characterized by the availability of different parameters for quantifying specific compound-target interactions. This minimizes assay optimization time as the detection system that delivers the best signal can be chosen. In addition, it enables mechanistic characteristics such as binding constants, catalytic constants, on/off rates and conformational changes to be quantitatively determined. The ability to collect multiple data points per measurement not only provides an internal control but also contributes to high quality by enabling, rapid, multi-parameter evaluation of compound/target interactions.

Part 3—Miniaturisation Technology

Evotec’s confocal fluorescence spectroscopy technique measures molecular interactions in detection volumes of less than one femtoliter (10-15 litre). They eliminate disturbing influences including innerfilter effects, sample autofluorescence, and surface effects, and are ideally suited for 1 µl miniaturized assay formats, thus minimizing the amounts of required targets, compounds, and reagents and reducing wastage.

Part 4—Opera™ Technology

Opera is an automated imaging reader. The Opera is based on an inverted microscope, equipped with a motorized sample stage. This allows for fully automated imaging of a multitude of samples provided in multiple positions on a sample carrier.

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